Exhibit 99.1

                                  PRESS RELEASE

Friday, September 23, 2005

COMPANY PRESS RELEASE

                 TRANSGENOMIC ANNOUNCES OVER $15 MILLION PRIVATE
                            PLACEMENT OF COMMON STOCK

OMAHA, Neb., Sept. 23 -- Transgenomic Inc. (Nasdaq: TBIO) today announced that it has received commitments from a group of institutional investors led by Lehman Brothers to purchase 15 million shares of the Company's common stock through a private placement priced at $1.01 per share. Additionally, the Company will issue to these investors warrants to purchase six million shares. The transaction is subject to shareholder approval and certain customary conditions. The transaction is expected to close by October 31, 2005. Net proceeds from the offering will be used to repay the Company's current indebtedness with Laurus Master Fund, Ltd. of approximately $9.0 million and for general working capital needs.

The private placement shares will be issued under Regulation D of the Securities Act of 1933, as amended. The Company has committed to prepare and file a registration statement covering the resale of the common stock purchased by these investors within 30 days of closing and will use its best efforts to obtain effectiveness no later than 90 days after closing. The exclusive placement agent for the transaction was Oppenheimer & Co.

Collin D'Silva, CEO, said that, "this private placement strengthens our balance sheet and better positions us to pursue the opportunities we've identified within our BioSystems business."

ABOUT TRANSGENOMIC
Transgenomic provides versatile and innovative research tools and related consumable products. Transgenomic's BioSystems segment offers its WAVE Systems and associated consumables. These systems are specifically designed for use in genetic variation detection and single- and double-strand DNA/RNA analysis and purification. These systems have broad applicability to genetic research and molecular diagnostics. To date there have been approximately one thousand systems installed in over 30 countries around the world. In addition, the BioSystems segment offers WAVE-based biomarker discovery and validation services in support of translational research, pre-clinical and clinical studies. Through its Nucleic Acids business segment, Transgenomic provides specialty chemicals, including advanced nucleic acid building blocks and associated reagents used in the manufacture of synthetic oligonucleotides. For more information about the innovative genomics research tools developed and marketed by Transgenomic, please visit the company's Web site at www.transgenomic.com.

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FORWARD-LOOKING STATEMENT
Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the viability of future opportunities and having the wherewithal to pursue them. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

For confirmation of release or further information, please contact:

         Paul G. Henning
         Cameron Associates
         212-554-5462
         Investor Contact
         phenning@cameronassoc.com

         Robert J. Pogulis, Ph.D.
         Transgenomic Inc.
         845-782-9617
         rpogulis@transgenomic.com

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